UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2010

UNITED CONTINENTAL HOLDINGS, INC. CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE DELAWARE
(State or Other Jurisdiction of Incorporation)

1-06033 1-10323	36-2675207 74-2099724
(Commission File Number)	(IRS Employer Identification No.)

77 W. Wacker Drive, Chicago, IL 1600 Smith Street, Dept. HQSEO, Houston, Texas	60601 77002
(Address of Principal Executive Offices)	(Zip Code)

(312) 997-8000
(713) 324-2950
(Registrant’s Telephone Number, Including Area Code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 1, 2010, United Continental Holdings, Inc. issued a press release announcing the September 2010 performance of Continental Airlines, Inc., its wholly-owned subsidiary. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release for September Performance

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC. CONTINENTAL AIRLINES, INC.

October 1, 2010	By /s/ Chris Kenny
Chris Kenny
Vice President and Controller

EXHIBIT INDEX

99.1	Press Release for September Performance